Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS



To Board of Directors
Vitesse Semiconductor Corporation

We consent to the use of our reports incorporated herein by reference.

/s/ KPMG LLP
Los Angeles, California
June 29, 2000